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                            M.S.D. & T. FUNDS, INC.
                                (THE "COMPANY")
                             INSTITUTIONAL SHARES

                       VALUE EQUITY FUND, INTERNATIONAL
                        EQUITY FUND, INTERMEDIATE FIXED
                           INCOME FUND AND MARYLAND
                             TAX-EXEMPT BOND FUND

                      SUPPLEMENT DATED FEBRUARY 23, 1996
                            TO THE PROSPECTUS DATED
                              SEPTEMBER 29, 1995

  On February 16, 1996, Dunedin Fund Managers, Ltd ("Dunedin"), the current sub-adviser to the Company's International Equity Fund (the "Fund"), announced that it was being acquired by Edinburgh Fund Managers Group plc. The acquisition, which is expected to be completed on or about March 19, 1996, will result in the automatic termination of Dunedin's sub-advisory agreement with Mercantile Safe-Deposit & Trust Company ("Mercantile"), the Fund's adviser, with respect to the Fund. Mercantile has informed the Company that it is developing a recommendation for a successor sub-adviser to the Fund and expects to be able to present its recommendation to the Board of Directors before March 19, 1996. The appointment of a successor sub-adviser will be subject to approval by the shareholders of record of the Fund at a meeting to be held as soon as practicable thereafter.

  The Company has been advised that Douglas Thomson, the Fund's current portfolio manager and the person primarily responsible for its day-to-day operations, will continue to manage the Fund until a successor sub-adviser has been appointed. Mr. Thomson, a Director of Dunedin's Investment Management Group, has been associated with Dunedin for over nine years.